MUNIHOLDINGS
                                                                NEW YORK INSURED
                                                                FUND, INC.

                                                       STRATEGIC
                                                                Performance

                                [GRAPHIC OMITTED]

                                                           Semi-Annual Report
                                                            February 29, 2000

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

DEAR SHAREHOLDER

For the six months ended February 29, 2000, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.417 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.32%, based on a month-end per share net asset value of $12.86. Over the same period, the total investment return on the Fund's Common Stock was -6.03%, based on a change in per share net asset value from $14.16 to $12.86, and assuming reinvestment of $0.423 per share income dividends.

For the six months ended February 29, 2000, the Fund's Preferred Stock had an average yield of 3.55% for Series A and 3.49% for Series B.

The Municipal Market Environment

Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bonds yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.

Despite receiving more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended February 29, 2000, our investment strategy focused on seeking to enhance the Fund's level of tax-exempt income. We accomplished this by selling our deep-discounted bonds and purchasing higher coupon bonds (6% or higher) whenever they became available in the new-issue market. New-issue supply was down 20% compared to the same period a year ago. While limited by the availability of new issues, our strategy allowed us to achieve a high level of tax-exempt income, while seeking to reduce the volatility of our portfolio.

In Conclusion

On January 20, 2000, shareholders of the Fund approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization was consummated on March 6, 2000.

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager


March 27, 2000


                                     2 & 3

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

PROXY RESULTS

During the six-month period ended February 29, 2000, MuniHoldings New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted        Shares Voted    Shares Voted
                                                                        For                Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------

1.    To approve the Agreement and Plan of Reorganization
      among the Fund, MuniHoldings New York Fund, Inc.,
      MuniHoldings New York Insured Fund II, Inc., and
      MuniHoldings New York Insured Fund III, Inc.                    4,915,555          192,051           159,131
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted         Shares Withheld
                                                                                   For               From Voting
------------------------------------------------------------------------------------------------------------------------------------
2.    To elect the Fund's Directors:    Terry K. Glenn                          9,454,372              263,405
                                        Ronald W. Forbes                        9,451,972              265,805
                                        Cynthia A. Montgomery                   9,454,372              263,405
                                        Kevin A. Ryan                           9,444,032              273,745
                                        Arthur Zeikel                           9,435,515              282,262
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted        Shares Voted         Shares Voted
                                                                        For                Against              Abstain
------------------------------------------------------------------------------------------------------------------------------------
3.    To ratify the selection of Deloitte & Touche LLP as
      the Fund's independent auditors for the current fiscal
      year.                                                           9,327,352             255,851              134,574
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 29, 2000, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted        Shares Voted         Shares Voted
                                                                        For                Against              Abstain
------------------------------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of Reorganization
      among the Fund, MuniHoldings New York Fund, Inc.,
      MuniHoldings New York Insured Fund II, Inc., and
      MuniHoldings New York Insured Fund III, Inc. as
      follows:
                                                     Series A          1,666                 30                  160
                                                     Series B          1,818                  0                   82
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted         Shares Withheld
                                                                                   For               From Voting
------------------------------------------------------------------------------------------------------------------------------------
2.    To elect the Fund's Board of Directors: Ronald W.
      Forbes, Cynthia A. Montgomery, Charles C. Reilly,
      Kevin A. Ryan, Richard R. West and Arthur Zeikel as
      follows:
                                                     Series A                     1,055                   6
                                                     Series B                     1,155                   7
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted        Shares Voted         Shares Voted
                                                                        For                Against              Abstain
------------------------------------------------------------------------------------------------------------------------------------
3.    To ratify the selection of Deloitte & Touche LLP as
      the Fund's independent auditors for the current fiscal
      year as follows:
                                                     Series A          1,055                  4                    2
                                                     Series B          1,155                  0                    7
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)


                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                      Value
======================================================================================================================
New York - 103.4%
                                                    Albany County, New York, Airport Authority,
                                                    Airport Revenue Bonds, AMT (d):
                         AAA     Aaa    $ 1,500       5.375% due 12/15/2017                                   $  1,392
                         AAA     Aaa      1,500       5.50% due 12/15/2019                                       1,394
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      4,850     Battery Park, New York, City Authority Revenue
                                                    Bonds, Junior Lien, Series A, 5.50% due 11/01/2026 (a)       4,468
                         ---------------------------------------------------------------------------------------------
                                                    Buffalo, New York, GO (d):
                         AAA     Aaa        920       School, Series E, 6% due 12/01/2013 (i)                      954
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2013                                1,037
                         AAA     Aaa      1,000       Series D, 6% due 12/01/2014                                1,029
                         ---------------------------------------------------------------------------------------------
                         A1+     VMIG1+   1,100     Long Island Power Authority, New York, Electric
                                                    System Revenue Bonds, VRDN, Sub-Series 5, 3.75%
                                                    due 5/01/2033 (h)                                            1,100
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Long Island Power Authority, New York, Electric
                                                    System Revenue Refunding Bonds, Series A, 5.125%
                                                    due 12/01/2022 (d)                                           1,494
                         ---------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Bonds:
                         AAA     Aaa      3,000       (Grand Central Terminal), Series 1, 5.70%
                                                      due 7/01/2024 (d)                                          2,871
                         AAA     Aaa      7,695       Series A, 5.625% due 7/01/2027 (e)                         7,235
                         ---------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Refunding Bonds (a):
                         AAA     Aaa      1,000       Series B, 5% due 7/01/2020                                   869
                         AAA     Aaa      2,625       Series E, 5% due 7/01/2021                                 2,269
                         ---------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


                                     4 & 5

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                      Value
=====================================================================================================================
New York
(continued)              AAA     Aaa    $ 6,210     Metropolitan Transportation Authority,
                                                    New York, Dedicated Tax Fund Revenue Bonds,
                                                    Series A, 5% due 4/01/2029 (d)                            $ 5,240
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Metropolitan Transportation Authority, New York,
                                                    Transit Facilities Revenue Bonds, Series C-1, 5.50%
                                                    due 7/01/2022 (e)                                             932
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      2,385     Monroe-Woodbury, New York, Central School District,
                                                    GO, 5.625% due 5/15/2023 (e)                                2,285
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Nassau County, New York, IDA, Civic Facility Revenue
                                                    Refunding Bonds (Hofstra University Project), 5%
                                                    due 7/01/2023 (e)                                           2,582
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      2,700     Nassau Health Care Corporation, New York, Health System
                                                    Revenue Bonds, 5.75% due 8/01/2029 (d)                      2,589
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa     10,500     New York City, New York, Educational Construction Fund
                                                    Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (a)     9,682
                         --------------------------------------------------------------------------------------------
                                                    New York City, New York, GO (e):
                         AAA     Aaa      5,820       Series C, 5.375% due 11/15/2027                           5,252
                         AAA     Aaa      7,500       Series J, 5.50% due 5/15/2015                             7,318
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      1,830     New York City, New York, IDA, Civic Facilities
                                                    Revenue Bonds (Rockefeller Foundation Project), 5.375%
                                                    due 7/01/2023                                               1,698
                         --------------------------------------------------------------------------------------------
                         A       A3       5,000     New York City, New York, IDA, Special Facilities Revenue
                                                    Bonds (Terminal One Group Association Project), AMT,
                                                    6.125% due 1/01/2024                                        4,910
                         --------------------------------------------------------------------------------------------
                         NR*     A1       9,000     New York City, New York, Municipal Water Finance
                                                    Authority, Water and Sewer System Revenue Bonds, RITR,
                                                    Series 21, 6.67% due 6/15/2029 (g)                          8,073
                         --------------------------------------------------------------------------------------------
                                                    New York City, New York, Municipal Water Finance
                                                    Authority, Water and Sewer System Revenue Refunding
                                                    Bonds, Series A:
                         AAA     Aaa      4,000       5.375% due 6/15/2026 (d)                                  3,612
                         A1+     VMIG1+     500       VRDN, 3.90% due 6/15/2025 (b)(h)                            500
                         --------------------------------------------------------------------------------------------
                                                    New York City, New York, Transitional Finance Authority
                                                    Revenue Bonds, Future Tax Secured, Series C:
                         AA      Aa3      2,700       5.25% due 5/01/2015                                       2,543
                         NR*     VMIG1+     250       VRDN, 3.10% due 5/01/2028 (h)                               250
                         --------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                         AAA     NR*     10,000       (City University System--Consolidated Second
                                                      Generation), Series A, 6.125% due 7/01/2013 (a)          10,465
                         AAA     Aaa      1,200       (Cooper Union of Advance Science), 6.25% due
                                                      7/01/2029 (e)                                             1,228
                         AAA     Aaa     10,000       (Frances Schervier Project), 5.50% due 7/01/2027 (d)      9,175
                         AAA     Aaa      6,000       (Mental Health Services Facilities), Series B, 5.375%
                                                      due 2/15/2026 (d)                                         5,408
                         AAA     Aaa      5,000       (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)     4,458
                         --------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding
                                                    Bonds:
                         AAA     NR*      9,080       (Hospital Mortgage--United Health Services Hospitals),
                                                      5.375% due 8/01/2027 (a)(c)                               8,201
                         AAA     Aaa      4,550       (Mental Health Program), Series B, 5.50% due
                                                      8/15/2017 (e)                                             4,358
                         AAA     Aaa      5,320       (Millard Fillmore Hospital Project), 5.375% due
                                                      2/01/2032 (a)(c)                                          4,712
                         AAA     Aaa      3,460       (North Shore University Hospital), 5.25% due
                                                      11/01/2019 (e)                                            3,096
                         --------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority,
                                                    Facilities Revenue Refunding Bonds
                         AAA     Aaa      7,500     (Consolidated Edison Co. of New York), Series A, 6.10%
                                                    due 8/15/2020 (a)                                           7,567
                         --------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority,
                                                    Gas Facilities Revenue Bonds
                         AAA     Aaa      5,000     (Brooklyn Union Gas Company Project), Series A, 5.50% due
                                                    1/01/2021 (e)                                               4,682
                         --------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development Authority,
                                                    PCR, AMT:
                         AAA     NR*      2,305       (New York State Electric and Gas Co. Project),
                                                      Series A, 6.15% due 7/01/2026 (e)                         2,310
                         A1+     NR*        700       (Niagara Mohawk Power Corporation Project), VRDN,
                                                      Series B, 3.95% due 7/01/2027 (h)                           700
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      1,285     New York State Energy Research and Development Authority,
                                                    Solid Waste Disposal Revenue Bonds (New York State
                                                    Electric and Gas Co. Project), AMT, Series A, 5.70% due
                                                    12/01/2028 (e)                                              1,203
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      4,400     New York State Environmental Facilities Corporation,
                                                    Water Facilities Revenue Refunding Bonds (Spring Valley
                                                    Water Company), Series B, 6.15% due 8/01/2024 (a)           4,437
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      3,410     New York State, GO, Refunding, Series D, 5% due
                                                    7/15/2015 (a)                                               3,106
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     New York State, HFA, Revenue Refunding Bonds
                                                    (Fulton Manor), Series A, 6.10% due 11/15/2025 (a)(c)       1,979
                         --------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds, Housing
                                                    Mortgage Project, Series A (d):
                         AAA     Aaa      1,740       6.10% due 11/01/2015                                      1,759
                         AAA     Aaa      2,990       6.125% due 11/01/2020                                     2,978
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      2,800     New York State Local Government Assistance Corporation,
                                                    Revenue Refunding Bonds, Series B, 5.50% due
                                                    4/01/2021 (a)                                               2,621
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     New York State Medical Care Facilities Finance Agency
                                                    Revenue Bonds (Mental Health Services), Series A, 6%
                                                    due 2/15/2005 (e)(f)                                        1,055
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     New York State Mortgage Agency Revenue Bonds, Homeowner
                                                    Mortgage, Series 89, 6% due 10/01/2017 (e)                  3,004
                         --------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Revenue Refunding Bonds,
                                                    Homeowner Mortgage:
                         AAA     Aaa      2,500       AMT, Series 54, 6.20% due 10/01/2026 (e)                  2,523
                         NR*     Aa1        940       AMT, Series 58, 6.40% due 4/01/2027                         955
                         AAA     Aaa      2,140       AMT, Series 67, 5.70% due 10/01/2017 (e)                  2,081
                         AAA     Aaa      5,990       AMT, Series 67, 5.80% due 10/01/2028 (e)                  5,690
                         AAA     Aaa      1,500       Series 59, 6.25% due 4/01/2027 (e)                        1,518
                         NR*     Aa1      1,000       Series 61, 5.80% due 10/01/2017                             983
                         --------------------------------------------------------------------------------------------
                         AAA     NR*      3,500     New York State Thruway Authority, Service Contract
                                                    Revenue Bonds (Local Highway and Bridge), 5.75% due
                                                    4/01/2015 (e)                                               3,503
                         --------------------------------------------------------------------------------------------
                                                    New York State Urban Development Corporation Revenue
                                                    Bonds:
                         AAA     Aaa      7,950       (Correctional Capital Facilities), Series 5, 5.50%
                                                      due 1/01/2025 (e)                                         7,305
                         AAA     Aaa     10,000       (Correctional Capital Facilities), Series 6, 5.375%
                                                      due 1/01/2025 (a)                                         9,066
                         AAA     Aaa      2,500       (Correctional Facilities Service Contract), Series C,
                                                      6% due 1/01/2029 (a)                                      2,496
                         --------------------------------------------------------------------------------------------
                         AAA     NR*      1,775     Niagara, New York, Frontier Authority, Airport Revenue
                                                    Bonds (Buffalo Niagara International Airport), AMT,
                                                    5% due 4/01/2028 (b)                                        1,472
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      9,980     Port Authority of New York and New Jersey, Special
                                                    Obligation Revenue Bonds (JFK International Air Terminal
                                                    Project), AMT, Series 6, 5.75% due 12/01/2022 (e)           9,647
                         --------------------------------------------------------------------------------------------
                         NR*     VMIG1+   1,050     Port Authority of New York and New Jersey, Special
                                                    Obligation Revenue Refunding Bonds (Versatile Structure
                                                    Obligation), VRDN, AMT, Series 6, 3.85% due 12/01/2017 (h)  1,050
                         --------------------------------------------------------------------------------------------


                                     6 & 7

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                      Value
======================================================================================================================
New York
(concluded)              AAA     Aaa    $ 7,090     Suffolk County, New York, Water Authority, Waterworks
                                                    Revenue Bonds, Series A, 5% due 6/01/2022 (a)            $   6,093
                         --------------------------------------------------------------------------------------------
                         AAA     Aaa      2,250     Yonkers, New York, GO, Series C, 5% due 6/01/2019 (b)        1,974
======================================================================================================================

                         Total Investments (Cost -- $242,011) -- 103.4%                                        228,436

                         Variation Margin on Financial Futures Contracts** -- (0.1%)                              (147)

                         Liabilities in Excess of Other Assets -- (3.3%)                                        (7,467)
                                                                                                              --------
                         Net Assets -- 100.0%                                                                 $220,822
                                                                                                              ========
======================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FHA Insured.
(d) FSA Insured.
(e) MBIA Insured.
(f) Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.
**  Financial futures contracts sold as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                        Expiration
Contracts               Issue                       Date                  Value
--------------------------------------------------------------------------------

   235             US Treasury Bonds              June 2000              $22,251
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price -- $22,119)                                        $22,251
                                                                         =======
--------------------------------------------------------------------------------

    See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of February 29, 2000
============================================================================================================================
Assets:         Investments, at value (identified cost--$242,011,488).................                          $228,436,273
                Cash..................................................................                                 9,578
                Interest receivable...................................................                             3,103,583
                Prepaid expenses and other assets.....................................                                57,562
                                                                                                                ------------
                Total assets..........................................................                           231,606,996
                                                                                                                ------------
============================================================================================================================
Liabilities:    Payables:
                  Securities purchased................................................          $  10,415,400
                  Variation margin....................................................                146,875
                  Dividends to shareholders ..........................................                 81,154
                  Investment adviser..................................................                 69,667
                  Offering costs......................................................                 21,433     10,734,529
                                                                                                -------------
                Accrued expenses......................................................                                50,017
                                                                                                                ------------
                Total liabilities.....................................................                            10,784,546
                                                                                                                ------------
============================================================================================================================
Net Assets:     Net Assets............................................................                          $220,822,450
                                                                                                                ============
============================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.10 per share (3,800 shares of
                  AMPS* issued and outstanding at $25,000 per share liquidation
                  preference) ........................................................                          $ 95,000,000
                  Common Stock, par value $.10 per share (9,787,106 shares
                  issued and outstanding).............................................          $     978,710
                Paid-in capital in excess of par......................................            144,677,715
                Undistributed investment income--net..................................                959,059
                Accumulated realized capital losses on investments--net...............             (5,948,369)
                Accumulated distributions in excess of realized capital gains
                on investments--net...................................................             (1,137,262)
                Unrealized depreciation on investments--net...........................            (13,707,403)
                                                                                                -------------
                Total--Equivalent to $12.86 net asset value per share of
                Common Stock (market price--$12.0625).................................                           125,822,450
                                                                                                                ------------
                Total capital.........................................................                          $220,822,450
                                                                                                                ============
============================================================================================================================

               *Auction Market Preferred Stock.

                See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                For the Six Months Ended February 29, 2000
============================================================================================================================
Investment      Interest and amortization of premium and discount earned..............                          $  6,458,131
Income:
============================================================================================================================
Expenses:       Investment advisory fees..............................................          $     616,042
                Commission fees ......................................................                110,580
                Professional fees.....................................................                 33,552
                Transfer agent fees...................................................                 23,419
                Accounting services ..................................................                 22,282
                Printing and shareholder reports......................................                 13,473
                Directors' fees and expenses..........................................                  8,960
                Listing fees..........................................................                  7,417
                Custodian fees........................................................                  6,074
                Pricing fees..........................................................                  4,355
                Other.................................................................                 12,576
                                                                                                -------------
                Total expenses before reimbursement...................................                858,730
                Reimbursement of expenses.............................................                (52,340)
                                                                                                -------------
                Total expenses after reimbursement....................................                               806,390
                                                                                                                ------------
                Investment income--net ...............................................                             5,651,741
                                                                                                                ------------
============================================================================================================================
Realized &      Realized loss on investments--net.....................................                            (5,948,369)
Unrealized      Change in unrealized depreciation on investments--net.................                            (6,669,201)
Loss on                                                                                                         ------------
Investments--   Net Decrease in Net Assets Resulting from Operations..................                          $ (6,965,829)
Net:                                                                                                            ============
============================================================================================================================

                See Notes to Financial Statements.


                                     8 & 9

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the           For the
                                                                                                      Six Months          Year
                                                                                                        Ended            Ended
Increase (Decrease) in Net Assets:                                                                  Feb. 29, 2000     Aug. 31, 1999
===================================================================================================================================
Operations:        Investment income--net ......................................................   $   5,651,741      $  11,418,008
                   Realized loss on investments--net ...........................................      (5,948,369)          (193,650)
                   Change in unrealized appreciation/depreciation on investments--net ..........      (6,669,201)       (17,042,859)
                                                                                                   -------------      -------------
                   Net decrease in net assets resulting from operations ........................      (6,965,829)        (5,818,501)
                                                                                                   -------------      -------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to       Common Stock ............................................................      (4,139,388)        (8,442,641)
Shareholders:          Preferred Stock .........................................................      (1,667,364)        (2,635,794)
                   Realized gain on investments--net:
                       Common Stock ............................................................              --           (501,319)
                       Preferred Stock .........................................................              --           (190,003)
                   In excess of realized gain on investments--net:
                       Common Stock ............................................................              --           (824,696)
                       Preferred Stock .........................................................              --           (312,566)
                                                                                                   -------------      -------------
                   Net decrease in net assets resulting from dividends and
                       distributions to shareholders ...........................................      (5,806,752)       (12,907,019)
                                                                                                   -------------      -------------
===================================================================================================================================
Net Assets:        Total decrease in net assets ................................................     (12,772,581)       (18,725,520)
                   Beginning of period .........................................................     233,595,031        252,320,551
                                                                                                   -------------      -------------
                   End of period* ..............................................................   $ 220,822,450      $ 233,595,031
                                                                                                   =============      =============
===================================================================================================================================
                  *Undistributed investment income--net ........................................   $     959,059      $   1,114,070
                                                                                                   =============      =============
===================================================================================================================================

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived            For the        For the          For the
                  from information provided in the financial statements.              Six Months       Year            Period
                                                                                        Ended          Ended        Sept. 19, 1997+
                  Increase (Decrease) in Net Asset Value:                            Feb. 29, 2000  Aug. 31, 1999  to Aug. 31, 1998
===================================================================================================================================
Per Share         Net asset value, beginning of period..............................  $  14.16       $  16.07          $  15.00
Operating                                                                             --------       --------          --------
Performance:      Investment income--net............................................       .58           1.16              1.13
                  Realized and unrealized gain (loss) on investments--net...........     (1.29)         (1.75)             1.11
                                                                                      --------       --------          --------
                  Total from investment operations..................................      (.71)          (.59)             2.24
                                                                                      --------       --------          --------
                  Less dividends and distributions to Common Stock shareholders:
                    Investment income--net..........................................      (.42)          (.86)             (.75)
                    Realized gain on investments--net...............................        --           (.05)               --
                    In excess of realized capital gains on investments--net.........        --           (.09)               --
                                                                                      --------       --------          --------

                  Total dividends and distributions to Common Stock shareholders....      (.42)         (1.00)             (.75)
                                                                                      --------       --------          --------
                  Capital charge resulting from issuance of Common Stock............        --             --              (.03)
                                                                                      --------       --------          --------
                  Effect of Preferred Stock activity:++
                    Dividends and distributions to Preferred Stock shareholders:
                      Investment income--net........................................      (.17)          (.27)             (.30)
                      Realized gain on investments--net.............................        --           (.02)               --
                      In excess of realized capital gains on investments--net.......                     (.03)               --
                  Capital charge resulting from issuance of Preferred Stock.........        --             --              (.09)
                                                                                      --------       --------          --------
                  Total effect of Preferred Stock activity..........................      (.17)          (.32)             (.39)
                                                                                      --------       --------          --------
                  Net asset value, end of period....................................  $  12.86       $  14.16          $  16.07
                                                                                      ========       ========          ========
                  Market price per share, end of period.............................  $12.0625       $  14.00          $15.3125
                                                                                      ========       ========          ========
===================================================================================================================================
Total Investment  Based on market price per share...................................    (10.85%)&       (2.37%)            7.21%&
Return:**                                                                             ========       ========          ========
                  Based on net asset value per share................................     (6.03%)&       (5.91%)           12.52%&
                                                                                      ========       ========          ========
===================================================================================================================================
Ratios Based on   Total expenses, net of reimbursement***...........................      1.25%*         1.13%              .80%*
Average Net Assets                                                                    ========       ========          ========
of Common Stock:  Total expenses***.................................................      1.33%*         1.19%              1.19%*
                                                                                      ========       ========          ========
                  Total investment income--net***...................................      8.74%*         7.43%             7.65%*
                                                                                      ========       ========          ========
                  Amount of dividends to Preferred Stock shareholders...............      2.58%*         1.71%             2.06%*
                                                                                      ========       ========          ========
                  Investment income--net, to Common Stock shareholders..............      6.16%*         5.72%             5.59%*
                                                                                      ========       ========          ========
===================================================================================================================================
Ratios Based on   Total expenses, net of reimbursement..............................       .72%*          .70%              .50%*
Total Average                                                                         ========       ========          ========
Net               Total expenses....................................................       .77%*          .74%              .75%*
Assets:+++***                                                                         ========       ========          ========
                  Total investment income--net......................................      5.05%*         4.59%             4.81%*
                                                                                      ========       ========          ========
===================================================================================================================================
Ratios Based on   Dividends to Preferred Stock shareholders.........................      3.52%*         2.77%             3.48%*
Average Net                                                                           ========       ========          ========
Assets of
Preferred
Stock:
===================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of period (in thousands)..  $125,822       $138,595          $157,321
Data:                                                                                 ========       ========          ========
                  Preferred Stock outstanding, end of period (in thousands).........  $ 95,000       $ 95,000          $ 95,000
                                                                                      ========       ========          ========
                  Portfolio turnover................................................     31.68%         34.48%            52.91%
                                                                                      ========       ========          ========
===================================================================================================================================
Leverage:         Asset coverage per $1,000.........................................  $  2,324       $  2,459          $  2,656
                                                                                      ========       ========          ========
===================================================================================================================================
Dividends         Series A--Investment income--net..................................  $    442          $ 703          $    796
Per Share on                                                                          ========       ========          ========
Preferred Stock   Series B--Investment income--net..................................  $    435          $ 684          $    769
Outstanding:                                                                          ========       ========          ========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on October 7, 1997.
+++   Includes Common and Preferred Stock average net assets.
&     Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 29, 2000, FAM earned fees of $616,042, of which $52,340 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $77,502,144 and $68,723,854, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized     Unrealized
                                                        Losses        Losses
--------------------------------------------------------------------------------
Long-term investments.............................   $(4,957,228)  $(13,575,215)
Financial futures contracts.......................      (991,141)      (132,188)
                                                     -----------   ------------
Total.............................................   $(5,948,369)  $(13,707,403)
                                                     ===========   ============
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $13,575,215, of which $558,620 related to appreciated securities and $14,133,835 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $242,011,488.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 29, 2000 and the year ended August 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 29, 2000 were as follows: Series A, 2.00% and Series B, 3.75%.

Shares issued and outstanding during the six months ended February 29, 2000 and the year ended August 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 29, 2000, Merrill Lynch, Pierce,


                                     12 & 13

                     MuniHoldings New York Insured Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Fenner & Smith Incorporated, an affiliate of FAM, earned $62,649 as commissions.

5. Reorganization Plan:

On January 20, 2000, shareholders of the Fund approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization was consummated on March 6, 2000. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

IMPORTANT TAX INFORMATION

On March 6, 2000, MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. (the "Funds") merged into MuniHoldings New York Insured Fund, Inc.

All of the net investment income distributions paid by the Funds during their taxable periods ended March 6, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Funds during the period.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa........................................................         93.9%
AA/Aa..........................................................          2.0
A/A............................................................          5.9
Other*.........................................................          1.6
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MHN


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDNY--2/00

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